EXECUTION
EXHIBIT 10.1
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SUBORDINATED LOAN AGREEMENT

dated as of May 1, 2009

between

Boardwalk Pipelines, LP

as Borrower

and

Boardwalk Pipelines Holding Corp.

as Lender

EXECUTION
EXHIBIT 10.1
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TABLE OF CONTENTS

ARTICLE I DEFINITIONS; CONSTRUCTION ...1

Section 1.1                                                                                                                                       Definitions................................................................................................................................1
Section 1.2                                                                                                                                       Other Definitional Provisions........................................................................................5
Section 1.3                                                                                                                                       Accounting Terms and Principles....................................................................................6

ARTICLE II AMOUNT AND TERMS OF THE SUBORDINATED LOANS.........................................................................................................................................................................................6

Section 2.1                                                                                                                                       Subordinated Loan Commitment......................................................................................6
Section 2.2                                                                                                                                       Borrowing Procedure..........................................................................................................6
Section 2.3                                                                                                                                       Optional Reduction and Termination of Subordinated Loan Commitment.....6
Section 2.4                                                                                                                                       Repayment of Subordinated Loans..................................................................................6
Section 2.5                                                                                                                                       Prepayment................................................................................................................................6
Section 2.6                                                                                                                                       Interest on Subordinated Loans.......................................................................................7
Section 2.7                                                                                                                                       Computation of Interest......................................................................................................7
Section 2.8                                                                                                                                       Payments Generally..............................................................................................................7

ARTICLE III CONDITIONS PRECEDENT TO SUBORDINATED LOANS.........................................................................................................................................................................................8

Section 3.1                                                                                                                                       Conditions to Effectiveness...............................................................................................8
Section 3.2                                                                                                                                       Conditions to Making of each Subordinated Loan....................................................8

ARTICLE IV REPRESENTATIONS AND WARRANTIES...9

Section 4.1                                                                                                                                       Financial Condition................................................................................................................9
Section 4.2                                                                                                                                       No Change..................................................................................................................................9
Section 4.3                                                                                                                                       Corporate Existence; Compliance with Law...............................................................9
Section 4.4                                                                                                                                       Limited Partnership Power; Authorization; enforeable ligations...................9
Section 4.5                                                                                                                                       No Legal Bar...........................................................................................................................10
Section 4.6                                                                                                                                       No Material Litigation.......................................................................................................10
Section 4.7                                                                                                                                       No Default................................................................................................................................10
Section 4.8                                                                                                                                       Ownership of Property........................................................................................................10
Section 4.9                                                                                                                                       Use of Proceeds.......................................................................................................................10
Section 4.10                                                                                                                                     Margin Regulations..............................................................................................................10
Section 4.11                                                                                                                                     Investment Company Act.....................................................................................................10

ARTICLE V COVENANTS...10

Section 5.1                                                                                                                                       Notice of Default...................................................................................................................10

ARTICLE VI EVENTS OF DEFAULT...11

Section 6.1                                                                                                                                       Events of Default..................................................................................................................11

ARTICLE VII MISCELLANEOUS...12

Section 7.1                                                                                                                                       Notices........................................................................................................................................12
Section 7.2                                                                                                                                       Waiver; Amendments..............................................................................................................13
Section 7.3                                                                                                                                       Expenses; Indemnification.....................................................................................................13
Section 7.4                                                                                                                                       Successors and Assigns.........................................................................................................14
Section 7.5                                                                                                                                       Governing Law..........................................................................................................................14
Section 7.6                                                                                                                                       Submission to Jurisdiction; Service of Process..........................................................14
Section 7.7                                                                                                                                       Waiver of Jury Trial..............................................................................................................15
Section 7.8                                                                                                                                       Counterparts; Integration..................................................................................................15
Section 7.9                                                                                                                                       Survival.......................................................................................................................................15
Section 7.10                                                                                                                                     Severability..............................................................................................................................15
Section 7.11                                                                                                                                     Non-recourse To The General Partner and Associated Persons.........................15

EXECUTION
EXHIBIT 10.1
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SUBORDINATED LOAN AGREEMENT

THIS SUBORDINATED LOAN AGREEMENT (this “Agreement”) is made and entered into as of May 1, 2009, by and between Boardwalk Pipelines Holding Corp., a Delaware corporation (the “Lender”), and Boardwalk Pipelines, LP, a Delaware limited partnership (the “Borrower”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lender make subordinated loans to the Borrower in an aggregate principal amount of up to $200,000,000; and

WHEREAS, subject to the terms and conditions of this Agreement, the Lender is willing to make the requested subordinated loans to the Borrower.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower and the Lender agree as follows:

ARTICLE I

DEFINITIONS; CONSTRUCTION

Section 1.1 Definitions.  The following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

 “Agreement” shall have the meaning assigned to such term in the opening paragraph of this Agreement.

“Associated Persons” shall have the meaning set forth in Section 7.11.

“Availability Period” shall mean the period from the Closing Date through the day prior to the first anniversary of the Closing Date.

“Borrower” shall have the meaning assigned to such term in the opening paragraph of this Agreement.

“Borrower Affiliate” shall mean each of the MLP, the General Partner, Boardwalk GP, LLC, each Subsidiary of the MLP and each Subsidiary of Boardwalk Pipelines, LP.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Capital Lease Obligations” shall mean, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

EXECUTION
EXHIBIT 10.1
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“Closing Date” shall have the meaning assigned to such term in Section 3.1.

“Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

“Contractual Obligation” shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

“Default” means any of the events specified in Article VI, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Default Interest” shall have the meaning set forth in Section 2.4(b).

“Default Interest Rate” shall mean the Subordinated Loan Interest Rate, plus an additional 2% per annum.

“Dollars” and “$” shall mean the lawful currency of the United States of America.

“Event of Default” shall mean any of the events specified in Article VI, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Fiscal 2008 10K” shall have the meaning set forth in Section 4.1.

“GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis.

“General Partner” shall mean Boardwalk GP, LP, a Delaware limited partnership.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantee Obligation” shall mean as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit), if to induce the creation of such obligation of such other Person the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

EXECUTION
EXHIBIT 10.1
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“Hedge Agreements” shall mean all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

 “Indebtedness” shall mean of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) all obligations of such Person in respect of Hedge Agreements.

“Lender” shall have the meaning assigned to such term in the opening paragraph of this Agreement.

“Lender Indemnitee” shall mean Lender and any other Person that, directly or indirectly, is in control of the Lender, and each of the directors, officers, employees, agents, trustees, representatives, attorneys, consultants and advisors of or to any of the foregoing.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

 “Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, liabilities, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under this Agreement or any other Subordinated Loan Document, or (c) the ability of the Lender to enforce this Agreement or any other Subordinated Loan Document.

EXECUTION
EXHIBIT 10.1
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“Maturity Date” shall mean the date that is six months after the later of (i) the Scheduled Maturity Date (as defined in the Senior Credit Agreement) and (ii) if a Term Out Period has become effective under the Senior Credit Agreement, the last day of the Term Out Period (as defined in the Senior Credit Agreement).

 “MLP” shall mean Boardwalk Pipeline Partners, LP, a Delaware limited partnership.

“Net Cash Proceeds” means the remainder of (a) the gross proceeds received by the MLP, the Borrower, or any Subsidiary of the Borrower, as the case may be, from the incurrence of Qualifying Indebtedness or the issuance of Qualifying Equity Securities, as applicable, less (b) underwriter discounts and commissions, investment banking fees, legal, accounting and other professional fees and expenses, taxes, and other usual and customary transaction costs.

“Notice of Borrowing” shall have the meaning set forth in Section 2.2.

“Obligations” shall mean the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Subordinated Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Subordinated Loans and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Subordinated Loan Document, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

 “Payment Office” shall mean the office of the Lender located at 9 Greenway Plaza, Suite 2800, Houston, TX  77046, or such other location as to which the Lender shall have given written notice to the Borrower.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal  or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

“Qualifying Equity Securities” means partnership interests in (or other ownership or profit interests in) the MLP, warrants, options or other rights for the purchase or acquisition from the MLP of partnership interests of (or other ownership or profit interests in) the MLP, and all of the other ownership or profit interests in the MLP, whether voting or nonvoting.

“Qualifying Indebtedness” means Indebtedness of the MLP, the Borrower or any Subsidiary of the Borrower that is incurred after the date hereof and that does not have any amortization payment due or maturity date occurring sooner than six months after the last day of the Term Out Period (as defined in the Senior Credit Agreement), determined on the assumption that the Term Out Period will become effective under the Senior Credit Agreement on June 29, 2012.  As used above the Term Out Period shall be determined on the basis of the Senior Credit Agreement as in effect on the date hereof without giving effect to any amendment, supplement or other modification thereto not consented to by the Lender.

EXECUTION
EXHIBIT 10.1
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“Senior Agent” shall mean Wachovia Bank, National Association.

 “Senior Credit Agreement” shall mean the Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006, by and among the Borrower, Texas Gas Transmission, LLC, Gulf South Pipeline Company, L.P., the several lenders from time to time party thereto, and the Senior Agent, as administrative agent, as amended by (x) Amendment No. 1 thereto, dated as of April 2, 2007 and (y) Amendment No. 2 thereto, dated as of November 27, 2007, and as the same may be further amended, restated, amended and restated, supplemented, modified, refunded, replaced or refinanced from time to time.

“Senior Debt” shall mean the “Obligations”, as such term is defined in the Senior Credit Agreement.

 “Senior Loan Documents” shall mean the “Loan Documents”, as such term is defined in the Senior Credit Agreement.

“Subordinated Loan” shall have the meaning set forth in Section 2.1.

“Subordinated Loan Commitment” shall mean the obligation of the Lender to make  Subordinated Loans hereunder in an aggregate principal amount not exceeding $200,000,000.

“Subordinated Loan Documents” shall mean, collectively, this Agreement, the Subordination Agreement, the Subordinated Note, and each Notice of Borrowing.

“Subordinated Loan Interest Rate” shall mean 8.00% per annum.

“Subordinated Note” shall mean a promissory note of the Borrower payable to the order of the Lender in the principal amount of the Subordinated Loan Commitment, in substantially the form of Exhibit A.

“Subordination Agreement” shall mean that certain Subordination Agreement, dated as of May 1, 2009, among the Lender, the Senior Agent, and the Borrower, as the same may be amended, restated, amended and restated, supplemented, modified, refunded, replaced or refinanced from time to time.

“Subsidiary” shall mean as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

Section 1.2 Other Definitional Provisions.  Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Subordinated Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

EXECUTION
EXHIBIT 10.1
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(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d) The terms “Lender” shall include, without limitation, its successors.

Section 1.3 Accounting Terms and Principles.

(a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

(b) If any change in the accounting principles used in the preparation of the most recent financial statements is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Borrower with the agreement of the Borrower’s independent certified public accountants and results in a change in any calculations that would not have resulted had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change such that the criteria for evaluating compliance with such covenants by the Borrower shall be the same after such change as if such change had not been made.

ARTICLE II

AMOUNT AND TERMS OF THE SUBORDINATED LOANS

Section 2.1 Subordinated Loan Commitment.  Subject to the terms and conditions set forth herein, the Lender agrees to make subordinated term loans (each, a “Subordinated Loan” and, collectively, the “Subordinated Loans”) to the Borrower during the Availability Period in an aggregate principal amount not exceeding the Subordinated Loan Commitment.  During the Availability Period, the Borrower shall be entitled to borrow and, subject to the terms and conditions of the Subordination Agreement, prepay or repay the Subordinated Loans in accordance with the provisions hereof, but once repaid or prepaid, Subordinated Loans may not be reborrowed.

Section 2.2 Borrowing Procedure.  The Borrower shall give the Lender written notice (or telephonic notice promptly confirmed in writing) of each borrowing substantially in the form of Exhibit B (a “Notice of Borrowing”), each such Notice of Borrowing to be delivered prior to noon (New York  time) three Business Days before the requested date of each borrowing.  Each Notice of Borrowing shall be irrevocable and shall specify: (i) the aggregate principal amount of such borrowing (which shall be no less than $25,000,000) and (ii) the date of such borrowing (which shall be a Business Day).

Section 2.3 Optional Reduction and Termination of Subordinated Loan Commitment.  Unless previously terminated, the Subordinated Loan Commitment shall terminate on the last day of the Availability Period.

Section 2.4 Repayment of Subordinated Loans.  The outstanding principal balance of the Subordinated Loans will be due and payable (together with accrued and unpaid interest thereon) on the Maturity Date.

EXECUTION
EXHIBIT 10.1
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Section 2.5 Prepayment.

(a) Mandatory Prepayment Upon Incurrence of Qualifying Indebtedness.  Subject to the terms and conditions of the Subordination Agreement, within three (3) Business Days after the incurrence by the MLP, the Borrower or any Subsidiary of the Borrower of Qualifying Indebtedness, the Borrower shall notify the Lender of its intent to make a mandatory prepayment of the principal amount of the Subordinated Loans (together with interest on the amount prepaid) in an amount equal to the Net Cash Proceeds from any such incurrence.  The Borrower shall make such mandatory prepayment within five (5) Business Days after the date of the incurrence of such Qualifying Indebtedness unless the Lender has previously notified the Borrower of its decision to waive such prepayment.

(b) Mandatory Prepayment Upon Issuance of Qualifying Equity Securities.  Subject to the terms and conditions of the Subordination Agreement, within three (3) Business Days after the issuance by the MLP of Qualifying Equity Securities, the Borrower shall notify the Lender of its intent to make a mandatory prepayment of the principal amount of the Subordinated Loans (together with interest on the amount prepaid) in an amount equal to the Net Cash Proceeds from any such issuance.  The Borrower shall make such mandatory prepayment within five (5) Business Days after the date of the issuance of such Qualifying Equity Securities unless the Lender has previously notified the Borrower of its decision to waive such prepayment.

Section 2.6 Interest on Subordinated Loans.

(a) Subject to the terms and conditions of the Subordination Agreement, the Borrower shall pay interest on the Subordinated Loans at the Subordinated Loan Interest Rate.  Interest on the principal amount of the Subordinated Loans will accrue from and including the date each Subordinated Loan is made to but excluding the date on which such Subordinated Loan is paid in full.  Subject to the terms and conditions of the Subordination Agreement, interest on each Subordinated Loan will be payable (i) semiannually on June 30 and December 31 commencing December 31, 2009 and (ii) on the date each Subordinated Loan is paid in full.

(b) While an Event of Default exists or after acceleration of the Subordinated Loans in accordance with Article VI, at the option of the Lender, interest on the unpaid principal amount of the Subordinated Loans (and any unpaid interest with respect thereto) will accrue at the Default Interest Rate (the “Default Interest”).  Subject to the terms and conditions of the Subordination Agreement, all Default Interest will be payable by the Borrower upon demand by the Lender.

Section 2.7 Computation of Interest.  All computations of interest shall be made by the Lender on the basis of a year of 365 days.  Each determination by the Lender of an interest amount hereunder shall, except for manifest error, be final, conclusive and binding for all purposes.

Section 2.8 Payments Generally.

       (a) All payments by the Borrower to the Lender hereunder shall be made to the Lender at the Payment Office.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of the payment accruing interest, interest thereon shall be made payable for the period of such extension.  All payments hereunder shall be made in Dollars.

(b) If on the Maturity Date, insufficient funds are received by and available to the Lender to pay fully all amounts of principal and interest due hereunder, such funds shall be applied (i) first, towards payment of interest, and (ii) second, towards payment of principal due hereunder.

EXECUTION
EXHIBIT 10.1
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ARTICLE III

CONDITIONS PRECEDENT TO SUBORDINATED LOANS

Section 3.1 Conditions to Effectiveness.  This Agreement shall not become effective until the date (such date, the “Closing Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 7.2):

(a) The Lender shall have received the following:
             (i) a counterpart of this Agreement signed by or on behalf of the Borrower; and

             (ii) a duly executed Subordinated Note payable to the Lender.

(b) No Default or Event of Default shall exist on the Closing Date.

(c) All representations and warranties of the Borrower set forth in the Subordinated Loan Documents shall be true and correct on and as of the Closing Date.

(d) The Lender shall have received the legal opinion of Vinson & Elkins L.L.P., counsel to the Borrower, dated the Closing Date and otherwise in form and substance reasonably satisfactory to the Lender.

(e) The Lender shall have received a certificate of the Borrower, dated the Closing Date, together with (i) a copy of the certificate of limited partnership of the Borrower, certified as of a recent date by the Secretary of State of the State of Delaware, together with a certificate of such official attesting to the good standing of the Borrower, (ii) a certification by the Secretary or Assistant Secretary of Boardwalk GP, LLC of the names and true signatures of each officer of the Borrower (or general partner thereof) that has been authorized to execute and deliver any Subordinated Loan Document or other document required hereunder to be executed and delivered by or on behalf of the Borrower, (iii) the limited partnership agreement (or equivalent) of the Borrower as in effect on the date of such certification, (iv) the resolutions and consent of the Board of Directors of Boardwalk GP, LLC approving and authorizing the execution, delivery and performance of the Subordinated Loan Documents and (v) such other customary certifications as the Lender may reasonably request.

Section 3.2 Conditions to Making of each Subordinated Loan.  The obligations hereunder of the Lender to make each Subordinated Loan are subject to the satisfaction (or waiver in accordance with Section 7.2) of the following conditions as of the date each Subordinated Loan is made:

(a) The Lender shall have received a signed Notice of Borrowing from the Borrower requesting the making of a Subordinated Loan on the date specified therein (which shall be no later than the last day of the Availability Period).

(b) At the time of and immediately after giving effect to the making of the requested Subordinated Loan, no Default or Event of Default shall exist.

(c) At the time of and immediately after giving effect to the requested Subordinated Loan, all representations and warranties of the Borrower set forth in the Subordinated Loan Documents shall be true and correct on and as of such time.

(d) The Closing Date shall have previously occurred.

The receipt by the Borrower of the proceeds of the requested Subordinated Loan shall constitute a representation and warranty as to the existence of the conditions in clauses (b) and (c) on the date of the making of such Subordinated Loan.

EXECUTION
EXHIBIT 10.1
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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lender to enter into this Agreement and to make each Subordinated Loan, the Borrower hereby represents and warrants to the Lender that:

Section 4.1 Financial Condition.  The audited consolidated balance sheets of the MLP and its Subsidiaries as at December 31, 2008, and the related audited consolidated statements of income and of cash flows for the period ended on such date, in each case as filed by the MLP with the Securities and Exchange Commission in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “Fiscal 2008 10K”) and reported on by and accompanied by an unqualified report from Deloitte & Touche LLP, present fairly the consolidated financial condition of the MLP and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the period then ended.  All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

Section 4.2 No Change.  Except as disclosed in the Fiscal 2008 10K or in the MLP’s quarterly report on Form 10-Q for the quarter ended March 31, 2009, since December 31, 2008 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Section 4.3 Corporate Existence; Compliance with Law.  Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the limited partnership, limited liability company, corporate or other power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited partnership, limited liability company, corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except, in the case of clauses (c) and (d), to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.4 Limited Partnership Power; Authorization; Enforceable Obligations.  The Borrower has the limited partnership power and authority, and the legal right, to make, deliver and perform the Subordinated Loan Documents to which it is a party and to borrow hereunder.  The Borrower has taken all necessary limited partnership or other necessary action to authorize the execution, delivery and performance of the Subordinated Loan Documents to which it is a party and, to authorize the borrowings on the terms and conditions of this Agreement.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by the Borrower in connection with (i) the borrowings hereunder, (ii) the execution, delivery, validity or enforceability of this Agreement or any of the other Subordinated Loan Documents, or (iii) the performance of this Agreement or any of the other Subordinated Loan Documents, except, in each case, for routine consents, authorizations, filings and notices required to be made in the ordinary course of business.  This Agreement has been, and, upon execution, each Subordinated Loan Document shall have been, duly executed and delivered on behalf of the Borrower.  This Agreement constitutes, and each other Subordinated Loan Document upon execution will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

EXECUTION
EXHIBIT 10.1
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Section 4.5 No Legal Bar.  The execution, delivery and performance of this Agreement and the other Subordinated Loan Documents by the Borrower, the borrowings hereunder and the use of the proceeds thereof will not violate any applicable law or any material Contractual Obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

Section 4.6 No Material Litigation.  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any Borrower Affiliate, or against any of its or their respective properties or revenues (a) with respect to any of the Subordinated Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

Section 4.7 No Default.  No Default or Event of Default has occurred and is continuing.

Section 4.8 Ownership of Property.  The Borrower and each of its Subsidiaries has title in fee simple to, or a valid leasehold interest in, or a right of way or easement in all real property used or necessary for, and material to, the conduct of its business, and good title to, or a valid leasehold interest in, all its other Property used or necessary for, and material to, the conduct of its business.

Section 4.9 Use of Proceeds.  The proceeds of each Subordinated Loan shall be used solely for general partnership (or equivalent) purposes including capital expenditures.

Section 4.10 Margin Regulations.  The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of the Subordinated Loans will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

Section 4.11 Investment Company Act.  None of the Borrower or any of its Subsidiaries is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

ARTICLE V

COVENANTS

Section 5.1 Notice of Default.  The Borrower shall promptly give notice to the Lender of: (x) the occurrence of any Default or Event of Default within 5 Business Days after the Borrower knows or has reason to know thereof and (y) the occurrence of any Default (as defined in the Senior Credit Agreement) or Event of Default (as defined in the Senior Credit Agreement) within 5 Business Days after the Borrower knows or has reason to know thereof.

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ARTICLE VI

EVENTS OF DEFAULT

Section 6.1 Events of Default.  If any of the following events shall occur and be continuing:

(a) The  Borrower shall fail to pay the principal of the Subordinated Loans on the  date when due (including the Maturity Date or the date when any mandatory prepayment is due) in accordance with the terms hereof; or the Borrower shall fail to pay any interest on the Subordinated Loans, or any other amount payable hereunder or under any other Subordinated Loan Document, within three (3) Business Days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or

(b) Any representation or warranty made or deemed made by the Borrower herein or in any other Subordinated Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Subordinated Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

(c) (i) The Borrower or any Borrower Affiliate shall fail to make any payment on any Indebtedness (other than the Obligations and the Senior Debt) of the Borrower or any such Borrower Affiliate or on any Guarantee Obligation in respect of Indebtedness of any other Person, and, in each case, such failure relates to Indebtedness having a principal amount of $25,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and the effect of such failure is to accelerate the maturity of such Indebtedness, (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate the maturity of such Indebtedness, or (iii) any such Indebtedness shall become or be declared to be due and payable, or be required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

(d) The maturity of the Senior Debt shall have been accelerated and such acceleration shall not have been rescinded;

(e) (i) The Borrower or any Borrower Affiliate shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Borrower Affiliate shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Borrower Affiliate any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower or any Borrower Affiliate any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower or any Borrower Affiliate shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Borrower Affiliate shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

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(f) One or more judgments or decrees shall be entered against the Borrower or any Borrower Affiliate involving for the Borrower and the Borrower Affiliates taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $25,000,000 or more (or in the case of a non-monetary judgment, having a Material Adverse Effect), and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

(g) Any material provision of any Subordinated Loan Document after delivery thereof shall for any reason fail or cease to be valid and binding on, or enforceable against, the Borrower, or the Borrower shall so state in writing;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (e) above, (i) the Subordinated Loan Commitment shall terminate immediately and the Subordinated Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Subordinated Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, the Lender may, by notice to the Borrower, terminate the Subordinated Loan Commitment, whereupon the Subordinated Loan Commitment shall terminate immediately, and declare the Subordinated Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Subordinated Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Notices.

(a) Addresses for Notices.  All notices, demands, requests, consents and other communications provided for in this Agreement shall be given in writing, and addressed to the party to be notified as follows:

To the Borrower:	Boardwalk Pipelines, LP 9 Greenway Plaza, Suite 2800 Houston, TX 77046 Attn: Corporate Secretary Telecopy no: [866-459-7336]
To the Lender:	Boardwalk Pipelines Holding Corp. 9 Greenway Plaza, Suite 2800 Houston, TX 77046 Attn: Corporate Secretary Telecopy no: [866-459-7336]
With a copy to:	Loews Corporation 667 Madison Avenue New York, New York 10021 Attention: Corporate Secretary Telecopy no: (212) 521-2997

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Any party hereto may change its address, telephone number or facsimile number for notices and other communications hereunder by notice to the other parties hereto.  All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery.

(b) Effectiveness of Notices.  All notices, demands, requests, consents and other communications described in Section 7.1(a) shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery and (ii) if delivered by mail, when deposited in the mails.

Section 7.2 Waiver; Amendments.  No amendment or waiver of any provision of this Agreement or any other Subordinated Loan Document nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and (x) in the case of any such waiver or consent, signed by the Lender and (y) in the case of any other amendment, by the Lender and the Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.3 Expenses; Indemnification.

(a) Subject to the Subordination Agreement, the Borrower shall pay all out-of-pocket costs and expenses (including, without limitation, but limited to the reasonable fees, charges and disbursements of outside counsel for the Lender) incurred by the Lender in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 7.3, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Subordinated Loans.

(b) Subject to the Subordination Agreement, the Borrower shall indemnify each Lender Indemnitee against, and hold each Lender Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Lender Indemnitee) incurred by any Lender Indemnitee or asserted against any Lender Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Subordinated Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Lender Indemnitee is a party thereto, provided that such indemnity shall not, as to any Lender Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Lender Indemnitee or (y) result from a claim brought by the Borrower against any Lender Indemnitee for breach in bad faith of such Lender Indemnitee’s obligations hereunder or under any other Subordinated Loan Document, if the Borrower has obtained a final judgment in its favor on such claim as determined by a court of competent jurisdiction.

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(c) Subject to the Subordination Agreement, the Borrower shall pay, and hold the Lender harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Subordinated Loan Documents, any collateral described therein, or any payments due thereunder, and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

(d) To the extent permitted by applicable law, each party shall not assert, and hereby waives, any claim against any Lender Indemnitee or the other party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, the Subordinated Loans or the use of proceeds thereof.

(e) All amounts due under this Section 7.3 shall be payable promptly after written demand therefor.

Section 7.4 Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder, and the Lender may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Borrower.  Any other attempted assignment or transfer by any party hereto shall be null and void.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, each Lender Indemnitee) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 7.5 Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.6 Submission to Jurisdiction; Service of Process.

(a) Any legal action or proceeding with respect to this Agreement or any other Subordinated Loan Document may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Each party hereto hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to such Person at its address specified in Section 7.1 ( Notices).  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Nothing contained in this Section 7.6 shall affect the right of any party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed in any other jurisdiction.

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Section 7.7 Waiver of Jury Trial.  Each party hereto irrevocably waives trial by jury in any action or proceeding with respect to this Agreement or any other Loan Document.

Section 7.8 Counterparts; Integration.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed signature page of this Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

Section 7.9 Survival.  All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Agreement and the making of the Subordinated Loans, regardless of any investigation made by any the Lender or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Subordinated Loans or any fee or any other amount payable under this Agreement is outstanding and unpaid.  The provisions of Section 7.3 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Subordinated Loans or the termination of this Agreement or any provision hereof.  All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Subordinated Loan Documents, and the making of the Subordinated Loans.

Section 7.10 Severability.  Any provision of this Agreement or any other Subordinated Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.11 Non-Recourse to the General Partner and Associated Persons.  The Lender agrees on behalf of itself and its successors, assigns and legal representatives, that neither the General Partner nor any Person which is a partner, shareholder, member, owner, officer, director, supervisor, trustee or other principal (collectively, “Associated Persons”) of the Borrower, the General Partner, or any of their respective successors or assigns, shall have any personal liability for the payment or performance of any of the Borrower’s obligations hereunder or under the Subordinated Note and no monetary or other judgment shall be sought or enforced against the General Partner or any of such Associated Persons or any of their respective successors or assigns.  Notwithstanding the foregoing, the Lender shall not be deemed barred by this Section 7.11 from asserting any claim against any Person based upon an allegation of fraud or misrepresentation.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BOARDWALK PIPELINES, LP, as Borrower
By: Boardwalk Operating GP, LLC, its general partner By: Boardwalk Pipeline Partners, LP, its managing member By: Boardwalk GP, LP, its general partner By: Boardwalk GP, LLC, its general partner
By:	____________________________________
Name:
Title:
BOARDWALK PIPELINES HOLDING CORP., as Lender
By:	____________________________________
Name:
Title:

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EXHIBIT A

FORM OF SUBORDINATED NOTE

This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement, dated as of May 1, 2009 (the “Subordination Agreement”), among BOARDWALK PIPELINES HOLDING CORP. (the “Subordinated Creditor”), WACHOVIA BANK, NATIONAL ASSOCIATION (the “Senior Creditor Representative”), and BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Borrower”), to the indebtedness (including interest) owed by the Borrower pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006, as amended, restated, amended and restated, supplemented, modified, refunded, replaced or refinanced from time to time, among the Borrower, the Senior Creditor Representative and the lenders from time to time party thereto, and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

$200,000,000.00                                                   May 1, 2009

FOR VALUE RECEIVED, BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Borrower”), hereby promises to pay to the order of BOARDWALK PIPELINES HOLDING CORP. (the “Lender”), in accordance with the provisions of the Subordinated Loan Agreement (as hereinafter defined), $200,000,000 or, if less, the aggregate principal amount of all Subordinated Loans made by the Lender to the Borrower under the Subordinated Loan Agreement, dated as of May 1, 2009 (as amended from time to time, the “Subordinated Loan Agreement”), among the Borrower and the Lender.  Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as defined therein.

The Borrower promises to pay interest on the unpaid principal amount of the Subordinated Loans from the date of each such Subordinated Loan until the principal amount of each such Subordinated Loan is paid in full, at such interest rates and at such times as provided in the Subordinated Loan Agreement.  All payments of principal and interest shall be made to the Lender in immediately available funds.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate and payable at the times set forth in the Subordinated Loan Agreement.

This Note is the Subordinated Note referred to in the Subordinated Loan Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Subordinated Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable as provided in the Subordinated Loan Agreement.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[remainder of this page intentionally left blank]

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed on the date first written above.

BOARDWALK PIPELINES, LP, as Borrower
By: Boardwalk Operating GP, LLC, its general partner By: Boardwalk Pipeline Partners, LP, its managing member By: Boardwalk GP, LP, its general partner By: Boardwalk GP, LLC, its general partner
By:	____________________________________
Name:
Title:

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EXHIBIT B
FORM OF NOTICE OF BORROWING

[DATE]

Boardwalk Pipelines Holding Corp.
9 Greenway Plaza,  Suite 2800
Houston, TX  77046
Attn: Corporate Secretary

Dear Sirs:

Reference is made to that certain Subordinated Loan Agreement, dated as of May 1, 2009 (the “Subordinated Loan Agreement”), among Boardwalk Pipelines, LP, a Delaware limited partnership (the “Borrower”), and Boardwalk Pipelines Holding Corp. (the “Lender”).  Terms defined in the Subordinated Loan Agreement are used herein with the same meanings.

The Borrower hereby requests the following Subordinated Loan under the Subordinated Loan Agreement, and in that connection the Borrower specifies the following information with respect to such Subordinated Loan:

(a)           Principal amount of Subordinated Loan:                                           $[___________]
(b)           Date of Subordinated Loan:                                                                  [___________]

IN WITNESS WHEREOF, the undersigned has caused this Notice of Borrowing to be executed on the date first written above.

BOARDWALK PIPELINES, LP, as Borrower
By: Boardwalk Operating GP, LLC, its general partner By: Boardwalk Pipeline Partners, LP, its managing member By: Boardwalk GP, LP, its general partner By: Boardwalk GP, LLC, its general partner
By:	____________________________________
Name:
Title: